Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V and

Ameritas Variable Separate Account VA-2

Supplement to:

Overture Life SPVUL and

Overture Annuity

Prospectuses Dated May 1, 2007

Ameritas Performance II VUL

Prospectus Dated May 1, 2024

Supplement Dated November 15, 2024

The Board of Directors of Morgan Stanley Variable Insurance Fund, Inc. approved a Plan of Liquidation with respect to the U.S. Real Estate Portfolio (the "Portfolio"). The Portfolio will suspend the offering of its shares to all investors at the close of business on or about December 4, 2024. Therefore, the Portfolio will be closed to all purchases and transfers-in at the close of business on or about December 4, 2024. Further, on or about December 5, 2024, is the last day for withdrawals and transfers-out of the Portfolio. The liquidation is expected to occur on or about December 6, 2024 (the "Liquidation Date").

Effective as of the close of business on the Liquidation Date, the Subaccount that invests in the Portfolio will no longer be available as an investment option under your Policy.

Prior to the Liquidation Date, you may change your allocation instructions and transfer any Policy value you currently have allocated to the Portfolio to one or more of the other variable investment option Subaccounts, or the Fixed Account, available under your Policy (the “Other Investment Options”).

If you have Policy value allocated to the Portfolio as of the Liquidation Date, such Policy value will automatically be transferred to the Fidelity® VIP Government Money Market Portfolio, Initial Class Subaccount (the "Money Market"). This includes money that is allocated through systematic transfer programs such as dollar cost averaging, portfolio rebalancing, or earnings sweep. Following the transfer, you will receive a confirmation statement showing that the transfer has occurred, and the amount transferred.

If you do not provide new allocation instructions prior to the Liquidation Date, any allocation instructions for future premiums directed to the Portfolio will automatically be changed to the Money Market as of the Liquidation Date.

For 60 days following the Liquidation Date, you may transfer any values that were transferred to the Money Market on the Liquidation Date to any of the Other Investment Options, free of charge. Transfers made due to the Portfolio's liquidation during this 60-day period will not count toward the number of total transfers or free transfers permitted during a Policy year.

You can transfer your Policy values or change your investment allocations by submitting your written, electronic, or telephone instructions to our Trade Desk, via email to alictd@ameritas.com or by calling 800-745-1112, ext. 87593.

To obtain a copy of the prospectus for the Money Market or any of the other underlying funds for the Other Investment Options available through your Policy, please call your financial professional, or our Service Center at 800-745-1112. You may also visit our website ameritas.com/investments/fund-prospectuses.

Effective as of the Liquidation Date, all references to the Portfolio are deleted from your prospectus.

All other provisions of your Policy remain as stated in your Policy and prospectus as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2827 11-24